                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 11, 2004
                                                          --------------



                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                        1-12107                       31-1469076
--------------                 ----------------              ------------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                     --------------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 9.  Regulation FD Disclosure.
---------------------------------

     On May 11, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release (the "May 11, 2004 Release") reporting results for the thirteen weeks ended May 1, 2004. A copy of the May 11, 2004 Release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

     In the May 11, 2004 Release, the Company reported results for the thirteen weeks ended May 1, 2004. A copy of the May 11, 2004 Release is furnished as
Exhibit 99 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.




                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ABERCROMBIE & FITCH CO.


Dated:  May 11, 2004                   By: /s/ Susan J. Riley
                                           -------------------------------------
                                           Susan J. Riley
                                           Senior Vice President-Chief
                                           Financial Officer

                                INDEX TO EXHIBITS



                           Current Report on Form 8-K
                               Dated May 11, 2004

                             Abercrombie & Fitch Co.



Exhibit No.       Description
-----------       -----------

    99            News Release issued by Abercrombie & Fitch Co. on May 11, 2004